Loss Per Share	12 Months Ended
Dec. 31, 2022
Disclosure Of Earnings Per Share Text Block Abstract
Loss per share
14	Loss per share

The loss used in the calculation of loss per share is the net loss for the year presented in the consolidated statement of loss and comprehensive loss.

The following table summarizes the reconciliation of the basic weighted average number of outstanding shares weighted average number of shares outstanding:

	2022	2021	2020
	#	#	#
Basic weighted average number of shares outstanding	8,271,660	7,419,844	6,030,526
Plus weighed average unexercised pre-funded warrants	71,795	–	–
Total weighed average number of shares outstanding for LPS	8,343,455	7,419,844	6,030,526

Diluted LPS is equal to the LPS as the Corporation is in a loss position and all securities, comprised of options and warrants, would be anti-dilutive. The loss per share disclosed above reflects the retrospective application of the share consolidation completed December 7, 2022 (see note 21).